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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  MARCH 3, 2004
                                (Date of Report)



                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)



                                     1-11718
                              (Commission File No.)



            MARYLAND                                             36-3857664
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

  TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                     60606
    (Address of principal executive offices)                    (Zip Code)



                                 (312) 279-1400
              (Registrant's telephone number, including area code)


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ITEM 2.           ACQUISITION OF ASSETS


Manufactured Home Communities, Inc. and its subsidiaries (the "Company") has tendered payment of $69 million cash to acquire a 93% equity interest in entities that own and operate 28 vacation resort properties, containing 11,357 sites. Twenty of the properties are located in Florida, six in Texas, and two in California. The acquisition was funded with monies held in short-term investments and $50 million drawn from the Company's line of credit.

Beginning in 1996, a series of partnerships were formed between NHC entities and PAMI entities. The PAMI entities have sued for specific performance in Chancery Court in Delaware seeking to acquire the NHC entities' interests. The NHC entities have filed a counter-suit, and have asked the judge to schedule a hearing to address the matter within thirty days. Under the terms and conditions of the partnership agreements, $69 million was paid to acquire the PAMI entities' interests. Principals of the NHC entities will continue to operate the properties and maintain an equity position in the new entity. The existing dispute is related to the PAMI entities' desire to liquidate their investments. While the possibility of additional litigation and its attendant risks remain, we believe that providing liquidity to the NHC entities to acquire the PAMI interests may assist in resolving the dispute.


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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  A.  FINANCIAL STATEMENTS

                      It is not possible to provide the combined audited income statement pursuant to Rule 3-14 of Regulation S-X for the fiscal year ended December 31, 2003 at the time of the filing of this report; such income statement will be filed as an amendment to this Report on Form 8-K under cover of Form 8-K/A within sixty days of the due date of this report.

                  B.  PRO FORMA FINANCIAL INFORMATION

                      It is not possible to provide the combined unaudited pro forma income statement at the time of the filing of this report; such pro forma information will be filed within sixty days of the due date of this report.


                  C.  EXHIBITS

                      10.1 Encore Portfolio Contribution and Assignment Agreement I
                      10.2 Encore Portfolio Contribution and Assignment Agreement II


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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                        MANUFACTURED HOME COMMUNITIES, INC.





                                        BY:  /s/ Michael B. Berman
                                             ----------------------------
                                             Michael B. Berman
                                             Vice President, Treasurer
                                               and Chief Financial Officer





DATE:  March 3, 2004
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